U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2004
                                                           -------------


                          COMMISSION FILE NO.: 0-30875

                            MILL CREEK RESEARCH, INC.
                            ------------------------
                     (Name of small business in its charter)

                      Utah                               87-0633677
                      ----                               ----------
     (State or jurisdiction of incorporation          (I.R.S. Employer
      or organization)                                Identification No.)

        1007 N. Cactus Trail, Seymour, Texas                76380
        ------------------------------------                -----
      (Address of principal executive offices)           (Zip Code)

        481 N. Seranada St., Orange, California             92869
        ---------------------------------------             -----
      (Previous address of principal executive offices)  (Zip Code)

        Registrant's telephone number: (877) 554-5222 fax: (940) 888-1060
                                       ----------------------------------

Item 1.  Changes in Control of Registrant

     Not Applicable

Item 2.  Acquisition or Disposition of Assets

     Not applicable.

Item 3.  Bankruptcy or Receivership

     Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

     Not Applicable

Item 5.  Other Events

     On June 25, 2004, the Board of Directors of Mill Creek Research, Inc. agreed to change the company's fiscal year from June 30 to December 31, and change the corporate offices to 1007 N. Cactus Trail, Seymour, Texas 76380.

Item 6.  Resignations of Registrant's Directors

       Not Applicable

Item 7.  Financial Statements and Exhibits

       Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Mill Creek Research, Inc,

Dated: July 21, 2004                   By: /s/ Rita Thomas
                                       --------------------
                                       Rita Thomas,
                                       President, Director